    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1996
                                                      REGISTRATION NO. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              CANDELA CORPORATION
                            ______________________

              DELAWARE                                 04-2477008
    (State or Other Jurisdiction of                (I.R.S. Employer
    incorporation or organization)                 Identification No.)

              530 BOSTON POST ROAD, WAYLAND, MASSACHUSETTS  01778
                   (Address of Principal Executive Offices)
                             ____________________

                              CANDELA CORPORATION
                                1989 STOCK PLAN
                            (Full Title of the Plan)
                             ____________________

                                F. PAUL BROYER
                     TREASURER AND CHIEF FINANCIAL OFFICER
                              CANDELA CORPORATION
                              530 BOSTON POST ROAD
                         WAYLAND, MASSACHUSETTS  01778
                    (Name and Address of Agent for Service)
                                  508-358-7400
         (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                           GORDON H. HAYES, JR., ESQ.
                        TESTA, HURWITZ & THIBEAULT, LLP
                       HIGH STREET TOWER, 125 HIGH STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 248-7000
                              ____________________

           Approximate date of commencement of sales pursuant to plan:
    From time to time after the Registration Statement has become effective.
                              ____________________

================================================================================

                                         Total of Sequentially Number Pages:  __
                                Exhibit Index on Sequentially Numbered Page:  __

================================================================================

                        CALCULATION OF REGISTRATION FEE

================================================================================



                                            PROPOSED    PROPOSED
                                             MAXIMUM     MAXIMUM
                                            OFFERING    AGGREGATE     AMOUNT OF
 TITLE OF SECURITIES     AMOUNT TO BE        PRICE      OFFERING    REGISTRATION
 TO BE REGISTERED         REGISTERED        PER SHARE    PRICE          FEE

Common Stock ($.01 par      250,000           $6.00      $1,500,000    $454.55
 value)                      shares



================================================================================


   The exercise price of such options shall be determined at the time of grant. Accordingly, pursuant to Rule 457 (h) (1), the price of $6.00 per share, which is the average of the high and low prices reported on the National Association of Securities Dealers Automated Quotation National Market System on October 25, 1996, is set forth solely for purposes of calculating the filing fee.

   This Registration Statement registers additional securities of the same class as other securities for which registration statements filed on this form (Registration Statements Nos. 33-29291, 33-37699 and 33-55596) relating to Candela Corporation's 1989 Stock Plan are effective. Pursuant to General Instruction E of Form S-8, the contents of the above listed Registration Statements are hereby incorporated by reference.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.
         --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

    5.1         Opinion of Testa, Hurwitz & Thibeault, LLP

   23.1         Consent of Coopers & Lybrand, L.L.P.

   23.2 Consent of Testa, Hurwitz & Thibeault, LLP (contained in its opinion at Exhibit 5.1).

   24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Wayland, Massachusetts, on the 30th day of October, 1996.

                               CANDELA CORPORATION


                               By: /s/ Gerard E. Puorro
                                  ---------------------
                                  Gerard E. Puorro
                                  President and
                                  Chief Executive Officer


                       POWER OF ATTORNEY AND SIGNATURES

   We, the undersigned officers and directors of Candela Corporation, hereby severally constitute and appoint Gerard E. Puorro and F. Paul Broyer, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments thereto (including post-effective amendments), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Candela Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title(s)                    Date
---------                         -------                     ----

/s/  Gerard E. Puorro         President, Chief                  October 30, 1996
----------------------------   Executive Officer
     Gerard E. Puorro          and Director
                               (principal executive officer)


/s/  F. Paul Broyer           Treasurer and Chief Financial     October 30, 1996
----------------------------   Officer
     F. Paul Broyer            (principal financial officer)


/s/  Theodore G. Johnson      Director                          October 30, 1996
----------------------------
      Theodore G. Johnson


/s/  Kenneth D. Roberts       Director                          October 30, 1996
----------------------------
      Kenneth D. Roberts

/s/  Douglas W. Scott         Director                          October 30, 1996
----------------------------
      Douglas W. Scott

/s/  Richard J. Cleveland     Director                          October 30, 1996
----------------------------
      Richard J. Cleveland

/s/  Robert E. Dornbush       Director                          October 30, 1996
----------------------------
      Robert E. Dornbush

                                 EXHIBIT INDEX




Exhibit No.     Description of Exhibit
-----------     ----------------------

    5.1         Opinion of Testa, Hurwitz & Thibeault, LLP.

   23.1         Consent of Coopers & Lybrand, L.L.P.

   23.2 Consent of Testa, Hurwitz & Thibeault, LLP (contained in its opinion at Exhibit 5).

   24.1 Power of Attorney (included as part of the signature page to this Registration Statement).